                              DECLARATION OF TRUST

                                       OF

                      MUNIHOLDINGS FLORIDA INSURED FUND II

     THE DECLARATION OF TRUST of MuniHoldings Florida Insured Fund II is made the __th day of November, 1997, by the parties signatory hereto, as trustees (such persons, so long as they shall continue in office in accordance with the terms of this Declaration of Trust, and all other persons who at the time in question have been duly elected or appointed as trustees in accordance with the provisions of this Declaration of Trust and are then in office, being hereinafter called the "Trustees").

                             W I T N E S S E T H :
                             - - - - - - - - - -

     WHEREAS, the Trustees desire to form a trust fund under the law of Massachusetts for the investment and reinvestment of funds contributed thereto; and

     WHEREAS, it is proposed that the beneficial interest in the trust assets be divided into transferable shares of beneficial interest as hereinafter provided;

     NOW, THEREFORE, the Trustees hereby declare that they will hold in trust all money and property contributed to the trust fund to manage and dispose of the same for the benefit of the holders from time to time of the shares of beneficial interest issued hereunder and subject to the provisions hereof, to wit:

                                   ARTICLE I

     1.1                  Name.  The name of the trust created hereby (the
                          ----
"Trust") shall be MuniHoldings Florida Insured Fund II, and so far as may be practicable the Trustees shall conduct the Trust's activities, execute all documents and sue or be sued under that name, which name (and the word "Trust" wherever hereinafter used) shall refer to the Trustees as Trustees, and not individually, and shall not refer to the officers, agents, employees or Shareholders of the Trust. However, should the Trustees determine that the use of such name is not advisable, they may select such other name for the Trust as they deem proper and the Trust may hold its property and conduct its activities under such other name. Any name change shall become effective upon the execution by a majority of the then Trustees of an instrument setting forth the new name. Any such instrument shall have the status of an amendment to this Declaration.

     1.2  Definitions.  As used in this Declaration, the following terms shall
          -----------
have the following meanings:

     The terms "Affiliated Person", "Assignment", "Commission", "Interested
                -----------------    ----------    ----------    ----------
Person", "Majority Shareholder Vote" (the 67%  or more than 50%  requirement of
------    -------------------------
the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable) and "Principal Underwriter" shall have the meanings given them in
                  ---------------------
the 1940 Act.

     "Certificate of Designation" means a certificate signed by the Secretary or
      --------------------------
an Assistant Secretary of the Trust setting forth the resolution or resolutions providing for the issuance of Preferred Shares as described in Article VI hereof.

     "Common Shareholders" means a record owner of outstanding Common Shares.
      -------------------

     "Common Shares" means the common shares of beneficial interest in the Trust
      -------------
as described in Article VI hereof and includes fractions of Common Shares as well as whole Common Shares.

     "Declaration" shall mean this Declaration as amended from time to time.
      -----------
References in this Declaration to "Declaration", "hereof"  "herein" and
                                   -----------    ------    ------
"hereunder" shall be deemed to refer to the Declaration rather than the article
----------
or section in which such words appear.

     "Fundamental Policies" shall mean the investment restrictions set forth in
      --------------------
the Prospectus and designated as fundamental policies therein.

     The "1940 Act" refers to the Investment Company Act of 1940, as amended
          --------
from time to time, and shall include the rules and regulations and any relevant order of exemption promulgated thereunder by the Commission.

     "Person" shall mean and include individuals, corporations, partnerships,
      ------
trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

     "Preferred Shareholders" means a record owner of outstanding Preferred
      ----------------------
Shares.

     "Preferred Shares" means the preferred shares of beneficial interest in the
      ----------------
Trust as described in Article VI hereof and includes fractions of Preferred Shares as well as whole Preferred Shares.

     "Prospectus" shall mean the currently effective Prospectus of the Trust
      ----------
under the Securities Act of 1933, as amended.

     "Registration Statement" means the Registration Statement of the Trust
      ----------------------
under the Securities Act of 1933 as such Registration

Statement may be amended and filed with the Commission from time to time.

     "Shareholders" shall mean as of any particular time all holders of record
      ------------
of outstanding Shares at such time.

     "Shares" shall mean the equal proportionate transferable units of interest
      ------
into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares. As provided in
Article VI hereof, the Trust may issue separate classes of Shares; all references to Shares shall be deemed to be Shares of a single class or all classes as the context may require.

     "Trustees" shall mean the signatories to this Declaration, so long as they
      --------
shall continue in office in accordance with the terms hereof, and all other persons who at the time in question have been duly elected or appointed and have qualified as trustees in accordance with the provisions hereof and are then in office, are herein referred to as the "Trustees", and reference in this Declaration to a Trustee or Trustees shall refer to such person or persons in their capacity as trustees hereunder.

     "Trust Property" shall mean as of any particular time any and all property,
      --------------
real or personal, tangible or intangible, which at such time is owned or held by or for the account of the Trust or the Trustees.

                                   ARTICLE II
                                   ----------

                                    Trustees
                                    --------

     2.1  Number and Qualification.  The number of Trustees shall be fixed from
          ------------------------
time to time by written instrument signed by a majority of the Trustees then in office, provided, however, that the number of Trustees shall in no event be less than three or more than fifteen (except prior to the first public offering of Shares of the Trust). Any vacancy created by an increase in Trustees may, to the extent permitted by the 1940 Act, be filled by the appointment of an individual having the qualifications described in this Article made by a written instrument signed by a majority of the Trustees then in office. Any such appointment shall not become effective, however, until the individual named in the written instrument of appointment shall have accepted in writing such appointment and agreed in writing to be bound by the terms of this Declaration. No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of this term. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in
Section 2.3 hereof, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration. A

Trustee shall be an individual at least 21 years of age who is not under legal disability. Trustees need not own Shares.

     2.2  Term of Office of Trustees.  The term of office of all of the Trustees
          --------------------------
named herein, or elected or appointed prior to the first annual meeting of Shareholders, shall expire on the date of the first annual meeting of Shareholders or special meeting in lieu thereof. Beginning with the Trustees elected at the first annual meeting of Shareholders, the term of each Trustee shall expire at the next annual meeting of Shareholders following the election or appointment of such Trustee and upon the election and qualification of his successor. The Trustees shall be elected by the affirmative vote of the holders of a majority of the Shares present in person or by proxy at an annual meeting of Shareholders or special meeting in lieu thereof called for that purpose, except as provided in Section 2.3 of this Article; provided, however, that the
                                                   --------  -------
Preferred Shareholders voting as a class at an annual meeting of the Shareholders or special meeting in lieu thereof called for such purpose, shall elect at least two (2) Trustees at all times, and, provided, further, that the
                                                   --------  -------
Preferred Shareholders voting as a class shall elect at least a majority of the Trustees, which number of Trustees shall be increased appropriately in order to effectuate such rights after giving effect to resignations of Trustees, (i) if at any time the dividends on the Preferred Shares shall be unpaid in an amount equal to two (2) full years' dividends on the Preferred Shares, with such representation to continue until all dividends in arrears shall have been paid or otherwise provided for, or (ii) pursuant to the designations and powers, preferences and rights and the qualifications, limitations and restrictions of the Preferred Shares as determined in accordance with Section 6.1 hereof. Each Trustee elected shall hold office until his successor shall have been elected and shall have qualified or until such time as may otherwise be provided in the By-Laws adopted or amended pursuant to Section 2.7 hereof; except that (a) any Trustee may resign his trust (without need for prior or subsequent accounting) by an instrument in writing signed by him or her and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) any Trustee may be removed (provided the aggregate number of Trustees after such removal shall not be less than the number required by Section 2.1 hereof) with cause, at any time by written instrument, signed by the remaining Trustees, specifying the date when such removal shall become effective, provided, however, that the Trustees elected by one class of Shares
           --------  -------
shall have no power to so remove any Trustee elected by another class of Shares;
(c) any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and
(d) a Trustee may be removed at any meeting of Shareholders by a vote of two thirds of the outstanding Shares of the class or classes of Shares of beneficial interest that elected such Trustee. Upon the resignation or removal of a Trustee, or his otherwise ceasing to be

Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust property held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

     2.3  Resignation and Appointment of Trustees.  In case of the declination,
          ---------------------------------------
death, resignation, retirement, removal or inability of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees or, prior to the public offering of Shares of the Trust, if only one Trustee shall then remain in office, the remaining Trustee, shall fill such vacancy by appointing such other person as they or he, in their or his discretion, shall see fit. Such appointment shall be evidenced by a written instrument signed by a majority of the remaining Trustees or by the remaining Trustee, as the case may be. Any such appointment shall not become effective, however, until the person named in the written instrument or appointment shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. Within twelve months of such appointment, the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the Trust. An appointment of a Trustee may be made by the Trustees then in office and notice thereof mailed to Shareholders aforesaid in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. The power of appointment is subject to the provisions of section 16(a) of the 1940 Act.

     2.4  Vacancies.  The death, declination, resignation, retirement, removal
          ---------
or incapacity of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in Section 2.3, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration subject to the rights of the holders of the Preferred Shares to elect a Trustee to fill such vacancy in accordance with the terms and provisions hereof. A written instrument certifying the existence of such vacancy signed by a majority of the Trustees shall be conclusive evidence of the existence of such vacancy.

     2.5  Meetings.  Meetings of the Trustees shall be held from time to time
          --------
upon the call of the Chairman, if any, the President, the Secretary or any two Trustees. Regular meetings of the

Trustees may be held without call or notice at a time and place fixed by the By-Laws or by resolution of the Trustees. Notice of any other meeting shall be mailed or otherwise given not less than 48 hours before the meeting but may be waived in writing by any Trustee either before or after such meeting. The attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Trustee attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened. The Trustees may act with or without a meeting. A quorum for all meetings of the Trustees shall be a majority of the Trustees. Unless provided otherwise in this Declaration, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present) or without a meeting by written consents of a majority of the Trustees.

     Any committee of the Trustees, including an executive committee, if any, may act with or without a meeting. A quorum for all meetings of any such committee shall be a majority of the members thereof. Unless provided otherwise in this Declaration, any action of any such committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent of a majority of the members.

     With respect to actions of the Trustees and any committee of the Trustees, Trustees who are Interested Persons of the Trust within the meaning of Section
1.2 hereof or otherwise interested in any action to be taken may be counted for quorum purposes under this Section and shall be entitled to vote to the extent permitted by the 1940 Act.

     All or any one or more Trustees may participate in a meeting of the Trustees or any committee thereof by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and participation in a meeting pursuant to such communication systems shall constitute presence in person at such meeting.

     2.6  Officers.  The Trustees shall annually elect a President, a Secretary
          --------
and a Treasurer and may elect a Chairman. The Trustees may elect or appoint or authorize the Chairman, if any, or President to appoint such other officers or agents with such powers as the Trustees may deem to be advisable. The Chairman and President shall be and the Secretary and Treasurer may, but need not, be a Trustee.

     2.7  By-Laws.  The Trustees may adopt and from time to time amend or repeal
          -------
the By-Laws for the conduct of the business of the Trust.

                                 ARTICLE III

                               Powers of Trustees

          3.1  General.  The Trustees shall have exclusive and absolute control
               -------
over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration. The Trustees may perform such acts as in their sole discretion are proper for conducting the business of the Trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or resort to any court.

          3.2 Investments. The Trustees shall have power, subject to the
              -----------
Fundamental Policies, to:

          (1) conduct, operate and carry on the business of an investment company;

          (2) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute or otherwise deal in or dispose of negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, reverse repurchase agreements, options, futures contracts, options on futures contracts and other investments, including, without limitation, those issued, guaranteed or sponsored by any state, territory or possession of the United Sates and the District of Columbia and their political subdivisions, agencies and instrumentalities, or by the United States Government or its agencies or instrumentalities, or international instrumentalities, or by any bank, savings institution, corporation or other business entity organized under the laws of the United States and, to the extent provided in the Prospectus and Registration Statement and not prohibited by the Fundamental Policies, organized under foreign laws; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more persons, firms, associations or corporations to exercise any of said rights, powers and privileges in respect of any of said instruments; and the Trustees shall be deemed to have the foregoing powers with respect to any additional securities in which the Trust may invest should the investment policies set forth in the Prospectus and Registration Statement or the Fundamental Policies be amended.

     The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

     3.3  Legal Title.  Legal title to all the Trust Property shall be vested in
          -----------
the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine, provided that the interest of the Trust therein is appropriately protected.

     The right, title and interest of the Trustees in the Trust Property shall vest automatically in each person who may hereafter become a Trustee upon his due election and qualification. Upon the resignation, removal or death of a Trustee he shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

     3.4  Issuance and Repurchase of Securities.  The Trustees shall have the
          -------------------------------------
power to issue, sell, repurchase, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in, Shares, including shares in fractional denominations, and, subject to the more detailed provisions set forth in Articles VI, VIII and X, to apply to any such repurchase, retirement, cancellation or acquisition of Shares any funds or property of the Trust whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the laws of the Commonwealth of Massachusetts governing business corporations.

     3.5  Borrow Money.  Subject to the Fundamental Policies, the Trustees shall
          ------------
have power to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the Trust, including the lending of portfolio securities, and to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other person, firm, association or corporation.

     3.6  Delegation; Committees.  The Trustees shall have power, consistent
          ----------------------
with their continuing exclusive authority over the management of the Trust and the Trust Property, to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, to the same extent as such delegation is permitted to directors of a Massachusetts business corporation and as permitted by the 1940 Act.

     3.7  Collection and Payment.  The Trustees shall have power to collect all
          ----------------------
property due to the Trust; to pay all claims including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claim relating to the Trust Property; to foreclose any security interest securing any obligation, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

     3.8  Expenses.  The Trustees shall have power to incur and pay any expenses
          --------
which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees. The Trustees may pay themselves such compensation for special services, including legal, underwriting, syndicating and brokerage services, as they in good faith may deem reasonable and reimbursement for expenses reasonably incurred by themselves on behalf of the Trust.

     3.9  Miscellaneous Powers.  The Trustees shall have the power to: (a)
          --------------------
employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) purchase, and pay for out of Trust Property, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (d) establish pension, profitsharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (e) make donations, irrespective of benefit to the Trust, for charitable, religious, educational, scientific, civic or similar purposes; (f) to the extent permitted by law, indemnify any Person with whom the Trust has dealings, including any advisor, administrator, manager, distributor and selected dealers, to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others; (h) determine and change the fiscal year of the Trust and the method by which its accounts shall be kept; and (i) adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

     3.10 Further Powers.  The Trustees shall have power to conduct the business
          --------------
of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. The Trustees will not be required to obtain any court order to deal with the Trust Property.


                                   ARTICLE IV

                    Management and Distribution Arrangements
                    ----------------------------------------

     4.1  Management Arrangements.  Subject to a Majority Shareholder Vote, as
          -----------------------
required by the 1940 Act, the Trustees may in their discretion from time to time enter into advisory or management contracts whereby the other party to such contract shall undertake to furnish the Trustees such advisory and management services as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provisions of this Declaration, the Trustees may authorize any adviser or manager (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of portfolio securities of the Trust on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of any such adviser or manager (and all without further action by the Trustees). Any such purchases, sales, loans and exchanges shall be deemed to have been authorized by all of the Trustees.

     4.2  Distribution Arrangements.  The Trustees may in their discretion from
          -------------------------
time to time enter into a contract, providing for the sale of the Shares of the Trust to net the Trust not less than the par value per share, whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article IV or the By-Laws; and such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements with registered securities dealers to further the purpose of the distribution or repurchase of the Shares.

     4.3  Parties to Contract.  Any contract of the character described in
          -------------------
Section 4.1 and 4.2 of this Article IV or in Article

VII hereof may be entered into with any corporation, firm, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, Trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article IV or the By-Laws. The same person (including a firm, corporation, trust, or association) may be the other party to contracts entered into pursuant to Sections 4.1 and 4.2 above or Article VII, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.3.

     4.4  Provisions and Amendments.  Any contract entered into pursuant to
          -------------------------
Section 4.1 and 4.2 of this Article IV shall be consistent with and subject to the requirements of Section 15 of the 1940 Act with respect to its continuance in effect, its termination, and the method of authorization and approval of such contract or renewal thereof, and no amendment to any contract, entered into pursuant to Section 4.1 shall be effective unless assented to by a Majority Shareholder Vote.


                                   ARTICLE V

                    Limitations of Liability of Shareholders
                                      Trustees and Others
                         ----------------------------------------

     5.1  No Personal Liability of Shareholders,  Trustees, etc.  No Shareholder
          ------------------------------------------------------
shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from his bad faith, willful misfeasance, gross negligence or reckless disregard of his duty to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, he shall not on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

     5.2  Non-Liability of Trustees, etc.  No Trustee, officer employee or agent
          -------------------------------
of the Trust shall be liable to the Trust, its Shareholders, or to any shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

     5.3  Mandatory Indemnification.  The Trust shall indemnify each of its
          -------------------------
Trustees, officers, employees, and agents (including persons who serve at its requests as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in
Section 5.l or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

     5.4  No Bond Required of Trustees.  No Trustee shall, as such, be obligated
          ----------------------------
to give any bond or surety or other security for the performance of any of his duties hereunder.

     5.5  No Duty of Investigation; Notice in Trust Instruments, etc.  No
          ----------------------------------------------------------
purchaser, lender, transfer agent or other person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees or by any officers, employees or agents of the Trust, in their capacity as such, shall contain an appropriate recital to the effect that the Shareholders, Trustees, officers, employees and agents of the Trust shall not personally be bound by or liable thereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim thereunder and appropriate references shall be made therein to the Declaration, and may contain any further recital which they may deem appropriate, but the omission of such recital shall not operate to impose personal liability on any of the Trustees, Shareholders, officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

     5.6  Reliance on Experts, etc.  Each Trustee and officer or employee of the
          ------------------------
Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by any investment adviser, distributor, selected dealers, accountants, appraisers or other experts or consultants elected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

                                 ARTICLE VI

                         Shares of Beneficial Interest
                         -----------------------------

          6.1.  Beneficial Interest.  The interest of the beneficiaries
                -------------------
hereunder shall be divided into transferable shares of beneficial interest of $0.10 par value. The Trustees of the Trust may authorize separate classes of shares together with such designations and powers, preferences and rights, qualifications, limitations and restrictions as may be determined from time to time by the Trustees. The number of such shares of beneficial interest authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split in shares, shall be fully paid and nonassessable.

          Pursuant to the powers vested in the Trustees by this Section 6.1, the Trustees hereby authorize the issuance of an unlimited number of common shares of beneficial interest, par value $0.10 per share (the "Common Shares"), together with 1,000,000 preferred shares of beneficial interest, par value of $0.10 per share (the "Preferred Shares").

          The designations and powers, preferences and rights, and the qualifications, limitations and restrictions of the Common Shares are as set forth in this Declaration of Trust.

          The designations and powers, preferences and rights, and the qualifications, limitations and restrictions of the Preferred Shares are as follows:

          The Preferred Shares shall be issued from time to time in one or more series with such distinctive serial designations and (i) may have such voting powers, full or limited; (ii) may be subject to redemption at such time or times and at such price or prices; (iii) may be entitled to receive dividends (which may be cumulative or noncumulative) at such rate or rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes of shares; (iv) may have such preferences or other rights upon the dissolution of, or upon any distribution of the assets of, the Trust; (v) may be made convertible into, or exchangeable for, shares of any other class or classes of shares of the Trust, at such price or prices or at such rates of exchange and with such adjustments; (vi) shall have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, all as shall hereafter be stated and expressed in the resolution or resolutions providing for the issue of such Preferred Shares from time to time adopted by the Trustees pursuant to authority so to do which is hereby expressly vested in the Board; and are as further set out in this Declaration of Trust. A certificate signed by the Secretary or an Assistant Secretary of the Trust setting forth the resolution or resolutions providing for such issuance of Preferred Shares and reciting that such resolution was or such resolutions were duly adopted by the Trustees (the "Certificate of Designation") shall be conclusive evidence of the action providing for the issuance of such Preferred Shares when lodged among the records of the Trust.

          6.2.  Rights of Shareholders.  The ownership of the Trust Property of
                ----------------------
every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights in this Declaration specifically set forth. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except for rights of appraisal specified in Section 10.4 and except as the Trustees may determine with respect to any class or series of Shares.

          6.3.  Trust Only.  It is the intention of the Trustees to create only
                ----------
the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

          6.4.  Issuance of Shares.  The Trustees, in their discretion, may from
                ------------------
time to time without a vote of the Shareholders issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount not less than par value and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or multiples thereof.

          6.5.  Register of Shares.  A register shall be kept at the Trust or a
                ------------------
transfer agent duly appointed by the Trustees under the direction of the Trustees which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein provided, until he has given his address to a transfer agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate rules and regulations as to their use.

          6.6.  Transfer Agent and Registrar.  The Trustee shall have power to
                ----------------------------
employ a transfer agent or transfer agents, and a registrar or registrars. The transfer agent or transfer agents may keep the said register and record therein the original issues and transfers, if any, of the said Shares. Any such transfer agent and registrar shall perform the duties usually performed by transfer agents and registrars of certificates of stock in a corporation, except as modified by the Trustees.

          6.7.  Transfer of Shares.  Shares shall be transferable on the records
                ------------------
of the Trust only by the record holder thereof or by his agent thereto duly authorized in writing, upon delivery to the Trustees or a transfer agent of the Trust of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereof and neither the Trustees nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

          Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or a transfer agent of the Trust, but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereof and neither the Trustees nor any transfer agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

          6.8.  Notices.  Any and all notices to which any Shareholder hereunder
                -------
may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the register of the Trust.

                                  ARTICLE VII

                                   Custodian
                                   ----------

          7.1.  Appointment and Duties.  The Trustees shall at all times employ
                ----------------------
custodian or custodians, meeting the qualifications for custodians for portfolio securities of investment companies contained in the 1940 Act, as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the By-Laws of the Trust and the 1940 Act:

          (1)  to hold the securities owned by the Trust and   deliver the same
     upon written order;

          (2) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct;

          (3) to disburse such funds upon orders or vouchers;

          (4) if authorized by the Trustees, to keep the books and accounts of the Trust and furnish clerical and accounting services; and

          (5) if authorized to do so by the Trustees, to compute the net income of the Trust;

all upon such basis of compensation as may be agreed upon between the Trustees and the custodian. If so directed by a Majority Shareholder Vote, the custodian shall deliver and pay over all property of the Trust held by it as specified in such vote.

     The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall meet the qualifications for custodians contained in the 1940 Act.

     7.2. Central Certificate System.  Subject to such rules, regulations and
          --------------------------
orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or
a   national securities association registered with the Commission under the
Securities Exchange Act of 1934, or such other person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust.

                                  ARTICLE VIII

                       Determination of Net Asset Value,
                          Net Income and Distributions
                      ------------------------------------------

     8.1. Net Asset Value.  The net asset value of each outstanding Share of the
          ---------------
Trust shall be determined at such time or times on such days as the Trustees may determine, in accordance with the 1940 Act. The method of determination of net asset value of Shares of each class shall be determined by the Trustees and shall be as set forth in the Prospectus and Registration Statement with any expenses being borne solely by a class of Shares being reflected in the net asset value of such Shares. The power and duty to make the daily calculations may be delegated by the Trustees to the adviser, administrator, manager, custodian, transfer agent or such other person as the Trustees may determine. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act.

     8.2. Distributions to Shareholders.  The Trustees shall from time to time
          -----------------------------
distribute ratably among the Shareholders such proportion of the net profits, surplus (including paid-in surplus), capital, or assets held by the Trustees as they deem proper with any expenses being borne solely by a class of Shares being reflected in the net profits or other assets being distributed to such class. Such distribution may be made in cash or property (including without limitation any type of obligations of the Trust or any assets thereof), and the Trustees may distribute ratably among the Shareholders additional Shares issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such later date as the Trustees shall determine. The Trustees may always retain from the net profits such amounts as they may deem necessary to pay the debts or expenses of the Trust or to meet obligations of the Trust, or as they deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate.

     Inasmuch as the computation of net income and gains for federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the

Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust to avoid or reduce liability for taxes.

     8.3. Power to Modify Foregoing Procedures.  Notwithstanding any of the
          ------------------------------------
foregoing provisions of this Article VIII, the Trustees may prescribe, in their absolute discretion, such other bases and times for determining the per share net asset value of the Trust's Shares or net income, or the declaration and payment of dividends and distributions as they deem necessary or desirable or to enable the Trust to comply with any provision of the 1940 Act, including any rule or regulation adopted pursuant to the 1940 Act by the Commission or any securities association registered under the Securities Exchange Act of 1934, all as in effect now or hereafter amended or modified.

                                   ARTICLE IX

                                  Shareholders
                                  ------------

     9.1. Voting Powers.  The Shareholders shall have power to vote only (i) for
          -------------
the election of Trustees as provided in Section 2.2 hereof, (ii) for the removal of Trustees as provided in Section 2.2 hereof, (iii) with respect to any investment advisory or management contract as provided in Section 4.1, (iv) with respect to the termination of the Trust as provided in Section 10.2, (v) with respect to any amendment of the Declaration to the extent and as provided in
Section 10.3, (vi) with respect to any merger, consolidation or sale of assets as provided in Section 10.4, (vii) with respect to any conversion to an "open-end" company as provided in Section 10.5, (viii) with respect to incorporation or reorganization of the Trust to the extent and as provided in Section 10.6,
(ix) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, (x) with respect to such additional matters relating to the Trust as may be required by law, the Declaration, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as and when the Trustees may consider necessary or desirable, and
(xi) with respect to those matters set forth in the designations and powers, preferences and rights and the qualifications, limitations and restrictions of the Preferred Shares, as determined in accordance with Section 6.1 hereof. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except that Shares held in the treasury of the Trust as of the record date, as determined in accordance with the By-Laws, shall not be voted. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of

Shareholders and may take any action required by law, the Declaration or the By-Laws to be taken by Shareholders. The By-Laws may include further provisions for Shareholders' votes and meetings and related matters.

     9.2. Meetings of Shareholders.
          ------------------------

          (a) Annual Meetings.  Annual meetings of the Shareholders shall be
              ---------------
held at such place within or without the Commonwealth of Massachusetts on such day and at such time as the Trustees shall designate.

          (b) Special Meetings.  Special meetings of the Shareholders may be
              ----------------
called at any time by a majority of the Trustees and shall be called by any Trustee upon written request of Shareholders holding in the aggregate not less than 10% of the outstanding Shares having voting rights, such request specifying the purpose or purposes for which such meeting is to be called. Any such meeting shall be held within or without the Commonwealth of Massachusetts on such day and at such time as the Trustees shall designate.

     The holders of a majority of the outstanding Shares present in person or by proxy shall constitute a quorum at any annual or special meeting for the transaction of any business, except as may otherwise be required by the 1940 Act, the laws of the Commonwealth of Massachusetts or other applicable law or by this Declaration or the By-Laws of the Trust. If a quorum is present at a meeting, the affirmative vote of a majority of the Shares represented at the meeting constitutes the action of the Shareholders, unless the 1940 Act, the laws of the Commonwealth of Massachusetts or other applicable law, the Declaration or the By-Laws of the Trust requires a greater number of affirmative votes. If the Shares shall be divided into classes with a class having exclusive voting rights with respect to certain matters, the aforesaid quorum and voting requirements with respect to action to be taken by the Shareholders of the class on such matters shall be applicable only to the Shares of such class.

     9.3. Notice of Meetings.  Notice of all meetings of the Shareholders,
          ------------------
stating the time, place and purposes of the meeting, shall be given by the Trustees by mail to each Shareholder at his registered address, mailed at least 10 days and not more than 60 days before the meeting. Only the business stated in the notice of the meeting shall be considered at such meeting. Any adjourned meeting may be held as adjourned without further notice.

     9.4. Record Date for Meetings.  For the purpose of determining the
          ------------------------
Shareholders who are entitled to notice of and to vote at any meeting, or to participate in any distribution, or for the purposes of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding 30 days, as the

Trustees may determine; or without closing the transfer books the Trustees may fix a date not more than 60 days prior to the date of any meeting of Shareholders or daily dividends or other action as a record date for the determination of the Persons to be treated as Shareholders of record for such purposes, except for dividend payments which shall be governed by Section 8.2 hereof.

     9.5. Proxies, etc.  At any meeting of Shareholders, any holder of Shares
          ------------
entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust. Only Shareholders of record shall be entitled to vote. Each full Share shall be entitled to one vote and fractional Shares shall be entitled to a vote of such fraction. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the charge or management of such Share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

     9.6. Reports.  The Trustees shall cause to be prepared at least annually a
          -------
report of operations containing a balance sheet and statement of income and undistributed income of the Trust prepared in conformity with generally accepted accounting principles and an opinion of an independent public accountant on such financial statements. Copies of such reports shall be mailed to all Shareholders of record within the time required by the 1940 Act, and in any event within a reasonable period preceding the annual meeting of Shareholders. The Trustees shall, in addition, furnish to the Shareholders at least semi-annually interim reports containing an unaudited balance sheet of the Trust as of the end of such period and an unaudited statement of income and surplus for the period from the beginning of the current fiscal year to the end of such period.

     9.7. Inspection of Records.  The records of the Trust shall be open to
          ---------------------
inspection by Shareholders to the same extent as is permitted shareholders of a Massachusetts business corporation.

     9.8.  Shareholder Action by Written Consent.  Any action which may be taken
           -------------------------------------
by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of this Declaration) consent to the action in writing and the written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a voice taken at a meeting of Shareholders.

                                   ARTICLE X

                        Duration; Termination of Trust;
                            Amendment; Mergers, etc.
                            ------------------------

     10.1.     Duration.  Subject to possible termination in accordance with the
               --------
provisions of Section 10.2 hereof, the Trust created hereby shall continue without limitation of time.

     10.2.     Termination of Trust.
               --------------------

          (a) The Trust may be terminated by the affirmative vote of the holders of not less than two-thirds of the Shares at any meeting of Shareholders or if such termination has been approved by the affirmative vote of at least two-thirds of the Trustees, in which case the affirmative vote of the holders of not less than a majority of such Shares. Upon the termination of the Trust

          (i) The Trust shall carry on no business except for the purpose of winding up its affairs.

          (ii) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business.

          (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly each, among the Shareholders of each class, according to their respective rights taking into account the proper allocation of expenses being borne solely by any class of Shares.

     (b) After termination of the Trust and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders shall thereupon cease.

     10.3.     Amendment Procedure.
               -------------------

          (a) Except as provided in paragraph (b) of this Section 10.3, this Declaration may be amended by a vote of a majority of the Shares at a meeting of Shareholders, or by an instrument in writing, without a meeting signed by a majority of the Trustees and consented to by the holders of not less than a majority of such Shares. The Trustees may also amend this Declaration without the vote or consent of Shareholders (i) to change the name of the Trust, (ii) to supply any omission, or cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, (iii) if they deem it necessary to conform this Declaration to the requirements of applicable federal or state laws or regulations or the requirements of the Internal Revenue Code, or to eliminate or reduce any federal, state or local taxes which are or may be payable by the Trust or the Shareholders, but the Trustees shall not be liable for failing to do so, (iv) to make any changes deemed necessary to effectuate the designations and powers, preferences and rights, and the qualifications, limitations and restrictions adopted by the Trustees with respect to the Preferred Shares pursuant to Section 6.1 hereof, or (v) for any other purpose which does not adversely affect the rights of any Shareholder with respect to which the amendment is or purports to be applicable.

          (b) No amendment may be made, under Section 10.3 (a) above, which would change any rights with respect to any Shares of the Trust by reducing the amount payable thereon upon liquidation of the trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares of the Trust so affected outstanding and entitled to vote. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

          (c) A certification in recordable form signed by a majority of the Trustees or by the Secretary or any Assistant Secretary of the Trust setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid or a copy of the Declaration, as amended, in recordable form, and executed by a majority of the Trustees or certified by the Secretary or any Assistant Secretary of the Trust, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

          Notwithstanding any other provision hereof, until such time as a Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of Shares of the Trust shall have become effective, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the trustees or by an instrument signed by a majority of the Trustees.

     10.4 Merger, Consolidation and Sale of Assets.  Notwithstanding any other
          ----------------------------------------
provisions of this Declaration or the By-Laws of the Trust, a favorable vote of the holders of at least two-thirds of the outstanding Shares of the Trust entitled to be voted on the matter shall be required to approve, adopt or authorize (i) a merger or consolidation or share exchange of the Trust with any other entity, or (ii) a sale or exchange of all or substantially all of the assets of the Trust (other than in the regular course of its investment activities), unless such action has previously been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Trustees fixed in accordance with this Declaration, in which case the affirmative vote of the holders of a majority of the outstanding Shares of the Trust entitled to vote thereon shall be required. In respect of any such merger, consolidation, sale or exchange of assets, any Shareholder shall be entitled to rights of appraisal of his Shares to the same extent as a Shareholder of a Massachusetts business corporation in respect of a merger, consolidation, sale or exchange of assets of a Massachusetts business corporation, and such right shall be his exclusive remedy in respect of his dissent from any such action.

     10.5 Conversion to Open-End Company.  Notwithstanding any other provisions
          ------------------------------
of this Declaration or the By-Laws of the Trust, a favorable vote of the holders of two-thirds of the outstanding Shares of the Trust entitled to be voted on the matter shall be required to approve, adopt or authorize any amendment to this Declaration that makes the Common Shares a "redeemable security" as that term is defined in section 2(a)(32) the 1940 Act) unless such action has previously been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Trustees fixed in accordance with this Declaration, in which case the affirmative vote of the holders of a majority of the outstanding Shares of the Trust entitled to vote thereon shall be required.

     10.6  Incorporation.  With the approval of the holders of a majority of the
           -------------
Shares, the Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property to any such corporation, trust, association or organization in exchange for the Shares or securities thereof or otherwise, and to lend money to, subscribe for the Shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization, or any corporation, partnership, trust, association or organization in which the Trust holds or is about to acquire shares or any other interest. The Trustees may also cause merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organizations or entities.

                                   ARTICLE XI

                                 Miscellaneous
                                 -------------

     11.1 Filing.  This Declaration, any amendment hereto or any Certificate of
          ------
Designation shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and in such other places as may be required under the laws of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by a Trustee or the Secretary or any Assistant Secretary stating that such action was duly taken in a manner provided herein. Unless an amendment or certificate or Certificate of Designation sets forth some later time for the effectiveness thereof, such amendment or certificate or Certificate of Designation shall be effective upon its filing. A restated Declaration, containing the original Declaration and all amendments theretofore made, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.

     11.2 Resident Agent.  The Trust shall maintain a resident agent in the
          --------------
Commonwealth of Massachusetts, which agent shall initially be CT Corporation System, 2 Oliver Street, Boston, Massachusetts 02109. The Trustees may designate a successor resident agent, provided, however, that such appointment shall not become effective until written notice thereof is delivered to the office of the Secretary of the Commonwealth.

     11.3      Governing Law.  This Declaration is executed by the Trustees and
               -------------
delivered in the Commonwealth of Massachusetts and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said State and reference shall be specifically made to the business corporation law of the Commonwealth of Massachusetts as to the construction of matters not specifically covered herein or as to which an ambiguity exists.

     11.4 Counterparts.  This Declaration may be simultaneously executed in
          ------------
several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

     11.5  Reliance by Third Parties.  Any certificate executed by an individual
           -------------------------
who, according to the records of the Trust, or of any recording office in which this Declaration may be recorded, appears to be a Trustee hereunder, or Secretary or Assistant Secretary of the Trust, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trustees and their successors.

     11.6 Provisions in Conflict With Law or Regulations.
          ----------------------------------------------

          (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

          (b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

     The principal office of the Trust is 800 Scudders Mill Road, Plainsboro, NJ 08536.

     IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.



                              /s/ Patrick D. Sweeney
                              ----------------------
                              Patrick D. Sweeney
                              800 Scudders Mill Road
                              Plainsboro, NJ  08536



                              /s/ Alice A. Pellegrino
                              -----------------------
                              Alice A. Pellegrino
                              800 Scudders Mill Road
                              Plainsboro, NJ  08536



                              /s/ George Pelose
                              -----------------
                              George Pelose
                              800 Scudders Mill Road
                              Plainsboro, NJ  08536